SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 15, 2003
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                      Network Equipment Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-15323               94-2904044
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(State or other jurisdiction of     (Commission File       (I.R.S. Employer
incorporation)                      No.)                   Identification No.)


                            6500 Paseo Padre Parkway
                            Fremont, California 94555
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 713-7300
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          (Former Name or Former Address, if changed since last Report)

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Item 5.  Other Events.

         On January 15, 2003, Network Equipment Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 27, 2002. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

           (c) Exhibits.

           Exhibit 99.1        Press release dated January 15, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               NETWORK EQUIPMENT TECHNOLOGIES, INC.

                               By:      /s/ Hubert A. J. Whyte
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                               Name:    Hubert A. J. Whyte
                               Title:   President and Chief Executive Officer

Date:  January 17, 2003

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                                  EXHIBIT INDEX

Exhibit 99.1      Press release dated January 15, 2003